UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

E2OPEN Parent Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

E2open Parent Holdings, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on July 8, 2022 For Stockholders of record as of May 9, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ETWO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903 For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ETWO Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before July 5, 2022. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/ETWO TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. E2open Parent Holdings, Inc. Meeting Type: Annual Meeting of Stockholders Date: Friday, July 8, 2022 Time: 9:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ETWO for more details. SEE REVERSE FOR FULL AGENDA

E2open Parent Holdings, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. To elect 3 director nominees to serve as Class I directors on the Board of Directors until our 2025 Annual Meeting of Stockholders. 1.01 Keith W. Abell 1.02 Stephen C. Daffron 1.03 Eva F. Harris 2. To hold an advisory vote to approve the compensation of our named executive officers. 3. To hold an advisory vote on the preferred frequency of future stockholder advisory votes on the compensation of the E2open’s named executive officers. 4. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2023. 5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.